RYDEX VARIABLE TRUST



           Supplement dated June 28, 2007 to the Rydex Variable Trust
              Prospectuses and Statements of Additional Information
                                dated May 1, 2007

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On June 28, 2007,  Rydex NV, Inc. and Security  Benefit  Corporation  ("Security
Benefit") entered into an agreement pursuant to which Rydex Investments (the "Advisor"), the investment adviser to the Rydex family of mutual funds, including each series of Rydex Variable Trust (the "Funds"), together with several other Rydex entities, will be acquired by Security Benefit Corporation ("Security Benefit"), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the "Transaction"). Upon completion
of  the  Transaction,   the  Advisor,  Rydex  Distributors,   Inc.,  the  Funds'
distributor, and Rydex Fund Services, Inc., the Funds' administrator and transfer agent, will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of the Advisor, which in turn will cause the termination of the investment advisory agreements between the Advisor and the Funds, as well as the investment sub-advisory agreement between the Advisor and CLS Investment Firm, LLC (the "Sub-Advisor"), the sub-adviser to the CLS AdvisorOne Amerigo VT, CLS AdvisorOne Clermont VT, and CLS AdvisorOne Berolina VT Funds.

As a result, a Special Meeting of Shareholders (the "Meeting") of the Funds will be scheduled for the purpose of asking shareholders of record to approve a new investment advisory agreements between the Advisor and the Funds and a new investment sub-advisory agreement between the Advisor and Sub-Advisor under substantially the same terms as the previous investment advisory and sub-advisory agreements (collectively, the "New Agreements"). If approved by Shareholders, the New Agreements will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional and more detailed information about the Transaction and the approval of the New Agreements, including the record date and the date of the Meeting, as that information becomes available.

THE TRANSACTION WILL HAVE NO IMPACT ON THE DAY-TO-DAY OPERATIONS OF THE ADVISOR, THE FEES PAYABLE TO THE ADVISOR AND SUB-ADVISOR UNDER THE NEW AGREEMENTS, OR THE PERSONS RESPONSIBLE FOR THE MANAGEMENT OF THE FUNDS. THUS, THE TRANSACTION SHOULD HAVE NO IMPACT ON THE FUNDS' SHAREHOLDERS.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VT-1-SUP5-0607